VANGUARD
STAR(TM)
FUND

[PHOTO]

Annual Report
December 31, 1999

[THE VANGUARD GROUP LOGO]

FELLOW SHAREHOLDERS:

[PHOTO]
John C. Bogle

     Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

       Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

       While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?

       While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

       But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

       You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

                                                  /s/ JOHN C. BOGLE

CONTENTS

     REPORT FROM THE CHAIRMAN...........................  1

     AFTER-TAX RETURNS REPORT...........................  5

     THE MARKETS IN PERSPECTIVE.........................  6

     FUND PROFILE.......................................  8

     PERFORMANCE SUMMARY................................ 10

     FINANCIAL STATEMENTS............................... 11

     REPORT OF INDEPENDENT ACCOUNTANTS.................. 17

REPORT FROM THE CHAIRMAN

[PHOTO]
John J. Brennan


Vanguard STAR Fund recorded a 7.1% return for 1999, which was a red-hot year for technology stocks, a so-so year for the rest of the stock market, and a down year for bonds.

--------------------------------------------------------------------------------
                                                          TOTAL RETURNS
                                                        FISCAL YEAR ENDED
                                                        DECEMBER 31, 1999
--------------------------------------------------------------------------------
Vanguard STAR Fund                                            7.1%
--------------------------------------------------------------------------------
Composite Fund Average*                                      15.8%
--------------------------------------------------------------------------------
STAR Composite Index*                                        14.9%
--------------------------------------------------------------------------------
Wilshire 5000 Index                                          23.8%
S&P 500 Index                                                21.0
Lehman Aggregate Bond Index                                  -0.8
Salomon Smith Barney 3-Month
  Treasury Index                                              4.7
--------------------------------------------------------------------------------

*The STAR Composite Index is weighted 62.5% Wilshire 5000 Index, 25% Lehman
 Aggregate Bond Index, and 12.5% Salomon Smith Barney 3-Month Treasury Index. The Composite Fund Average, which is derived from data provided by Lipper Inc., is similarly weighted using the average general equity fund, average fixed-income fund, and average money market fund, respectively.

       Although the STAR Fund's return was just a bit below the long-term average for such an asset mix, it was disappointing in comparison with the 1999 results of our benchmarks, both of which produced returns more than double ours. The main reason we fell short was that STAR's holdings are tilted toward value stock funds, which lagged the overall market in 1999.

       The table at right presents the fund's total return (capital change plus reinvested dividends) for 1999. It also displays the returns for a hypothetical portfolio based on mutual fund categories weighted in accordance with STAR Fund's asset allocation guidelines and for a similarly weighted composite of market indexes. These indexes are: for stocks, the Wilshire 5000 Total Market Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term reserves, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

       STAR's return is based on an increase in net asset value from $17.96 per share on December 31, 1998, to $18.21 per share on December 31, 1999, and is adjusted for dividends totaling $0.61 per share paid from net investment income and distributions totaling $0.40 per share paid from net realized capital gains. We expect to make a supplemental distribution of approximately 90 cents per share from capital gains realized in November and December 1999. As of December 31, our annualized yield was 3.5%, up from 3.1% at year-end 1998.

FINANCIAL MARKETS IN REVIEW

The U.S. stock market rode the technology wave in 1999 to an unprecedented fifth consecutive year of returns exceeding 20%. This performance was something of a come-from-behind story. Stocks got off to a strong start during the first four months of 1999 but, weighed down by higher interest rates, struggled through most of the summer and into the fall. Through September, the Wilshire 5000 Total Market Index returned 4.6%. But technology stocks rallied, leading the market on an upward tear over the final three months of 1999, bringing the Wilshire 5000's full-year return to a remarkable 23.8%. The Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, returned 21.0%. Small-cap stocks, as measured by the Russell 2000 Index, returned 21.3%--a fine showing for a market segment that had badly lagged large-cap stocks in the five previous years.

       The rise of the major indexes in 1999 suggests a broad advance for the market, but in fact it was a year of "haves" and "have nots"--many stocks did not join in the market's ascent. Fully 60% of the stocks listed on the New York Stock Exchange declined in price in 1999, and so did 48% of the stocks listed on the Nasdaq market. (In fact, 36% of NYSE stocks and 31% of Nasdaq issues fell by more than 20%.) As mentioned, the technology sector set a torrid pace--technology stocks in the S&P 500 Index gained 74% for the year and were largely responsible for growth stocks within the index far outpacing value stocks (28.2% versus 12.7%). Among small stocks, technology issues gained 107%, and the difference between growth and value was an amazing 44.6 percentage points (43.1% for the Russell 2000 Index's growth stocks and -1.5% for its value stocks).

       Somewhat surprisingly, these stock market returns occurred in a rising interest rate environment. Rates rose substantially in 1999--a trend encouraged by Federal Reserve policymakers, who boosted short-term interest rates in three steps by a total of 0.75 percentage point (75 basis points). Rising interest rates can depress stock prices, especially for growth issues, because they lessen the current value of projected future earnings. But during 1999, investors decided that improving prospects for corporate profits outweighed the negative impact of higher rates.

       Bond prices are, of course, tightly linked to interest rates, and rising rates cause prices of existing bonds to fall. Interest rates rose across all maturities in 1999, so prices dropped. The yield of the benchmark 30-year U.S. Treasury bond stood at 6.48% on December 31, 138 basis points above its 5.10% yield when the year began. Long-term bond prices were hardest hit by the rise in rates, as always, falling almost -15%. The total return of the Lehman Aggregate Bond Index, a broad measure of the U.S. bond market, was -0.8%, as a price decline of -7.0% more than offset interest income of 6.2%.

       Rates also rose on short-term money market instruments, though not as much as for long-term securities. The yield of 90-day Treasury bills increased 88 basis points during 1999 to 5.33% at year-end.

1999 PERFORMANCE OVERVIEW

Vanguard STAR Fund's 7.1% return for 1999 was, as stated, disappointing in comparison with peer funds and our index benchmark. It was the first time in eight years that STAR did not outpace the average return for its composite mutual fund benchmark. The key reason was that about two-thirds of STAR's stock allocation is invested in value funds whose 1999 average returns were well below both the 23.8% gain of the Wilshire 5000 Index and the 27.1% average return for general equity funds. In addition, our single-largest investment, Windsor II Fund, stumbled badly, to a -5.8% decline.

--------------------------------------------------------------------------------
                                                          TOTAL RETURNS
                                   PERCENTAGE OF           YEAR ENDED
VANGUARD FUND                       STAR ASSETS         DECEMBER 31, 1999
--------------------------------------------------------------------------------
STOCK FUNDS
  Windsor II                           23.4%                 -5.8%
  Windsor                              16.2                  11.6
  Explorer                              6.5                  37.3
  PRIMECAP                              6.4                  41.3
  Morgan Growth                         5.2                  34.1
  U.S. Growth                           5.2                  22.3
--------------------------------------------------------------------------------
BOND FUNDS
  GNMA                                 12.6%                  0.8%
  Long-Term Corporate                  12.3                  -6.2
  Short-Term Corporate                 11.2                   3.3
--------------------------------------------------------------------------------
MONEY MARKET FUND
  Prime                                 1.0%                  5.0%
--------------------------------------------------------------------------------
COMBINED                              100.0%                  7.1%
--------------------------------------------------------------------------------

       Three of the growth funds that STAR holds (PRIMECAP, Explorer, and Morgan Growth) achieved returns well in excess of both benchmarks, while our fourth, the U.S. Growth Fund, was only a bit behind. However, our weighting in those funds is smaller than that in our value-fund holdings--Windsor II and Windsor. Unlike its cousin, Windsor Fund's 11.6% return was in line with or better than returns recorded by value stock indexes in 1999.

       Despite last year's results, we retain confidence in the value approach to stock investing and in our value funds. By definition, a diversified approach to investing means that in any given period, some parts of a portfolio will lag other parts. Value and growth stocks have historically produced similar long-term returns, although leadership has switched back and forth between the two categories.

       The STAR Fund's fixed-income holdings were hurt by rising interest rates during 1999. The damage done by higher rates is, of course, inversely related to the maturity of a bond. This fact was clearly evident in the returns of our underlying funds. The Long-Term Corporate Fund returned -6.2%, as prices of its bonds fell by more than -12%, swamping its 5.9% income return. The GNMA Fund, which has an intermediate-term average maturity, managed a positive total return of 0.8%, as income of 6.4% was reduced by a -5.6% capital return. The Short-Term Corporate Fund's 3.3% total return reflected a -2.9% capital return and an income return of 6.2%. Given that Vanguard Prime Money Market Fund earned 5.0% in 1999, our decision to shift most of our short-term reserves from Prime to Short-Term Corporate hurt us a bit. Over longer periods, however, we are confident that the higher income available from short-term bonds will enhance STAR's return with only a modest increase in volatility.

LONG-TERM PERFORMANCE OVERVIEW

Despite a subpar 1999, STAR Fund's long-term record remains a bit better than the average for peer funds. The table below presents the returns of STAR and our comparative standards during the decade of the 1990s. It shows how an investment of $10,000 in STAR, our composite fund average, the average balanced fund, and the Composite Index would have grown, assuming that income and capital gains had been reinvested.

--------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                              TEN YEARS ENDED DECEMBER 31, 1999
                                              ----------------------------------
                                              AVERAGE         FINAL VALUE OF
                                              ANNUAL            A $10,000
                                              RETURN        INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard STAR Fund                             12.3%             $31,882
--------------------------------------------------------------------------------
Composite Fund Average                         12.1%             $31,396
--------------------------------------------------------------------------------
Average Balanced Fund                          11.7%             $30,372
--------------------------------------------------------------------------------
STAR Composite Index                           13.7%             $36,037
--------------------------------------------------------------------------------

       STAR Fund's average return of 12.3% would have resulted in an ending value of $31,882 for the hypothetical $10,000 investment, nearly $500 more than would have resulted from $10,000 in a similar balanced portfolio of mutual funds and about $1,500 more than in the average balanced mutual fund. However, STAR's results significantly lagged that of $10,000 invested in our composite index. The main reason that the composite index fared so much better is that growth stocks far outperformed value stocks during the 1990s. Within the S&P 500 Index, for example, growth stocks earned an average of 20.6% annually during the past decade, more than 5 percentage points ahead of the 15.4% return for value stocks within the index. As noted before, STAR Fund's allocation is tilted toward value funds.

       One other advantage indexes possess is that they exist only on paper and incur no operating or transaction costs. Although the STAR Fund itself charges no expenses to shareholders, it bears a proportionate share of the expenses of its underlying funds. The weighted average of these expenses amounted in 1999 to 0.36% of average net assets, or

$3.60 per $1,000. However, STAR's costs are much lower than those of the typical mutual fund. The expenses charged by a similarly weighted portfolio of mutual funds would have been 1.25%, or $12.50 per $1,000 in assets. This cost advantage has been crucial--it accounts for all of the excess return we've earned versus the composite fund average.

       We believe it is important to note that the past decade's returns for the STAR Fund and its comparative standards were much higher than long-term norms. This is principally due to the fantastic stock market returns experienced during the period. The U.S. stock market, as measured by the Wilshire 5000 Index, produced an average annual return of 17.6% during the 1990s, more than 1 1/2 times the average return of about 11% achieved by stocks since 1925.

       In part, the decade's big returns reflect underlying growth in the economy and in corporate profits. But part of the gains can be traced to growing optimism about stocks and less fear of their risks. These changes in perception are reflected in the doubling of the market's average price/earnings ratio--from about 16 for the S&P 500 Index as the decade of the 1990s began to 33 when it ended. No one knows whether or how investor perceptions will change. But we note that the moods of markets, like the moods of the millions of individuals who make up the markets, can shift dramatically.

       In constructing long-term plans, we believe it is prudent to recognize that financial markets will go through bad times as well as good times and to adopt realistic assumptions about future returns. We don't believe it is realistic to expect the next decade to be as rewarding as the past one. This isn't a forecast of doom. If inflation remains in the neighborhood of 3% annually, it would take stock returns of only 8% to 9% a year to provide decent real, or inflation-adjusted, returns of 5% to 6%. If long-term bond returns approximate their current yields--and that's the best guess to make--the current yields of nearly 6.5% on long-term U.S. Treasury securities translate into a real return of nearly 4 percentage points over recent inflation rates.

IN SUMMARY

Vanguard has long advocated that you build your investment program after thinking about your own investment time horizon, goals, and financial situation. Further, we believe that a diversified portfolio of stocks, bonds, and short-term reserves is a good way to participate in the long-term rewards of investing while being prepared for the ever-present risks. Such a balanced approach is, in a nutshell, what the STAR Fund is all about. Diversification and balance can help you to keep an even keel and "stay the course" as you pursue your long-term goals.


/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer                            January 13, 2000

A NOTE OF THANKS TO OUR FOUNDER

As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS

Beginning with this annual report, Vanguard is pleased to provide a review of the STAR Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the STAR Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

       The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:

       - The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.

       - The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differ somewhat.)

       As you can see, the STAR Fund's pretax total return of 7.1% for the 12 months ended December 31, 1999, was reduced by taxes to 5.0%. In other words, for investors in the highest bracket, taxes cut the fund's pretax return by 2.1 percentage points. In comparison, the average pretax return for Morningstar's "domestic hybrid" category was 8.8%, and the average after-tax return was 6.5%, a difference of 2.3 percentage points.

------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                              PERIODS ENDED DECEMBER 31, 1999
                                 -----------------   -----------------   -----------------
                                      1 YEAR              5 YEARS            10 YEARS
                                 -----------------   -----------------   -----------------
                                 PRETAX  AFTER-TAX   PRETAX  AFTER-TAX   PRETAX  AFTER-TAX
------------------------------------------------------------------------------------------
Vanguard STAR Fund                7.1%     5.0%      16.9%    13.8%      12.3%     9.6%
------------------------------------------------------------------------------------------
Average Domestic
  Hybrid Fund*                    8.8      6.5       15.6     12.7       11.4      8.8
------------------------------------------------------------------------------------------

*Based on data from Morningstar, Inc.

       Over longer periods, STAR Fund's returns have exceeded those of the average comparable fund both before and after taxes. For the ten years ended December 31, 1999, STAR outpaced its average peer by about 1 percentage point both before and after taxes. For investors in the highest brackets, STAR Fund lost an average of 2.7 percentage points annually to taxes, while its average peer lost 2.6 percentage points a year.

       We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

       Finally, we note that our calculation does not reflect the effect of your own investment activities. Specifically, you may incur additional capital gains taxes--and lower your after-tax return--if you decide to sell all or some of your shares.

A NOTE ABOUT OUR CALCULATIONS: Pretax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1999

A global expansion in economic activity bolstered stocks at home and abroad during 1999. The muscular U.S. economy provided a good bit of the oomph, but it got an assist from solid growth in Asian, European, and Latin American economies that had slumped in 1997 and 1998.

       Interest rates increased significantly--causing bond prices to fall--as both investors and monetary policymakers grew concerned that economic growth was so vigorous that it would cause inflation to accelerate.

U.S. STOCK MARKETS

The booming economy and growing corporate profits provided plenty of fuel for stock prices during 1999. However, higher interest rates restrained the rise, especially for financial-services and electric utility stocks regarded as interest rate sensitive.

       U.S. economic output increased at an inflation-adjusted rate of about 4%--a very rapid pace for such a large, mature economy. Analysts estimated that corporate profits would grow by 14% in 1999 and again in 2000. Consumer spending, which accounts for roughly two-thirds of economic activity, was strong. People felt prosperous, thanks to the long bull market, plentiful jobs, and rising incomes. (After-tax personal income grew by more than 5% in 1999, and unemployment at year-end was at a three-decade low of 4.1% of the workforce.)

--------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL RETURNS
                                               PERIODS ENDED DECEMBER 31, 1999
                                              ----------------------------------
                                               1 YEAR       3 YEARS      5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 INDEX                               21.0%        27.6%        28.6%
   Russell 2000 Index                          21.3         13.1         16.7
   Wilshire 5000 Index                         23.8         26.1         27.1
   MSCI EAFE Index                             27.3         16.1         13.2
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                 -0.8%         5.7%         7.7%
   Lehman 10 Year Municipal Bond Index         -1.3          4.8          7.1
   Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                   4.7          5.0          5.2
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                         2.7%         2.0%         2.4%
--------------------------------------------------------------------------------

       The stock market, as measured by the Wilshire 5000 Index, gained 23.8%, with more than three-quarters of the gain coming in the final quarter of 1999. For the first time in several years, smaller stocks outpaced large-capitalization issues. The S&P 500 Index, which is dominated by large-cap stocks and accounts for more than three-quarters of the U.S. stock market's total value, gained 21.0% during the year; the rest of the market gained 35.4%.

       Hidden in the market averages was an amazing divergence in stock performance. Prices soared for most technology-related stocks, but performance was pedestrian, at best, for most other issues. Indeed, three-fifths of stocks on the New York Stock Exchange fell in 1999. The technology sector of the S&P 500 Index gained 74%, and the producer-durables sector, driven by huge gains for some makers of telecommunications and technology gear, was up 49%. These results were in stark contrast to the declines suffered by food and beverage companies in the consumer-staples sector (-16%) and by many companies in the health-care group (-10%).

       Investors seemed bedazzled by the prospects for growth in revenue and profits among tech stocks, but less interested in the actual profits for nontech companies. Remarkably, the average S&P 500 stock without earnings gained 36.5% in 1999, while the average stock with earnings rose 11.5%. There is general agreement that growth in Internet commerce, computers, software, wireless communications, and other key tech sectors will be stupendous. However, there is much disagreement about whether profits will grow so impressively, given the intense competition. During 1999, optimists clearly ruled.

U.S. BOND MARKETS

The pickup in worldwide economic activity buoyed stock prices but depressed bond prices. Interest rates, which move in the opposite direction from bond prices, rose sharply. The rate increase stemmed from increased borrowing by corporations and individuals and from investors' fears that a sizzling economy was bound to send inflation soaring.

       The inflation evidence was ambiguous. Price increases were greater in 1999 than in 1998 at both the wholesale and consumer levels. Wholesale prices rose 3.0%, the biggest gain since 1990. And the Consumer Price Index advanced 2.7% in 1999 after a gain of just 1.6% in 1998. However, energy prices, which plunged in 1998 and shot up in 1999, skewed the figures in both periods. At the consumer level, the "core rate" of inflation, which excludes food and energy prices, was up just 1.9% in 1999, the smallest increase in 35 years.

       At midyear, the Federal Reserve Board, aiming to cool the economy a bit to head off price pressures, began raising short-term interest rates. In all, the Fed pushed up rates by 0.75 percentage point in three quarter-point steps. The bond market anticipated the Fed--interest rates began rising sharply in February--and at year-end the yield of 30-year U.S. Treasury bonds was up 1.38 percentage points (138 basis points) to 6.48%. The 10-year Treasury note--a benchmark for mortgage lenders--rose 179 basis points, from 4.65% to 6.44%. Short-term rates didn't rise as far; 3-month Treasury bill yields were up 88 basis points to 5.33% at year-end.

       Price declines, as usual, were greatest for long-term bonds and least for short-term bonds. The overall market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, posted a -0.8% total return in 1999. Short-term bonds generally provided returns of 2% to 3%. Long-term bonds suffered significant price declines, and the Lehman Long Government/Corporate Index recorded a -7.7% total return.

INTERNATIONAL STOCK MARKETS

Bullishness among stock investors was an international phenomenon in 1999. The biggest gains came in Pacific-region and emerging markets that had suffered most from economic slumps and currency crises during 1997 and 1998.

       Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of major developed markets produced a 27.3% return for U.S. dollar-based investors. The MSCI Pacific Free Index gained an astounding 56.4% for U.S. investors, as a strong rise in the Japanese yen against the U.S. dollar tacked on about 12.5 percentage points to a 43.9% return in local currencies. In Europe, currency fluctuations had the opposite effect: European currencies, including the new 11-nation common currency, the euro, mostly fell against the dollar, and the 30.3% return in local currencies was nearly halved to 15.8% in U.S. dollars.

       Emerging markets managed a stunning turnaround, as the Select Emerging Markets Free Index rose 60.9% in U.S.-dollar terms after having plummeted -18.4% in 1998 and -16.4% in 1997.

FUND PROFILE
STAR FUND

This Profile presents key characteristics of the fund as of December 31, 1999, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-----------------------------------------------------------
Yield                                                  3.5%
Expense Ratio                                            0%
Average Weighted Expense Ratio*                       0.36%
*For underlying funds.


FUND ASSET ALLOCATION
-----------------------------------------------------------
STOCKS                                                  63%
BONDS                                                   36%
CASH RESERVES                                            1%

VOLATILITY MEASURES
-----------------------------------------------------------
                                      STAR         S&P 500
-----------------------------------------------------------
R-Squared                             0.92            1.00
Beta                                  0.62            1.00

ALLOCATION TO UNDERLYING VANGUARD FUNDS
-----------------------------------------------------------
Windsor II Fund                                       23.4%
Windsor Fund                                          16.2
Explorer Fund                                          6.5
PRIMECAP Fund                                          6.4
Morgan Growth Fund                                     5.2
U.S. Growth Fund                                       5.2
GNMA Fund                                             12.6
Long-Term Corporate Fund                              12.3
Short-Term Corporate Fund                             11.2
Prime Money Market Fund                                1.0
-----------------------------------------------------------
Total                                               100.0%

FIXED-INCOME INVESTMENT FOCUS
-----------------------------------------------------------
AVERAGE MATURITY                           Medium
CREDIT QUALITY                             Investment-Grade
                                           Corporate

EQUITY INVESTMENT FOCUS
-----------------------------------------------------------
STYLE                                      Value
MARKET CAP                                 Large

ALLOCATION TO UNDERLYING VANGUARD FUNDS. This table shows the distribution of a fund's assets in underlying Vanguard funds.

AVERAGE WEIGHTED EXPENSE RATIO. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARY
STAR FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MARCH 29, 1985-DECEMBER 31, 1999
----------------------------------------------------------
                       STAR FUND               COMPOSITE*
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
----------------------------------------------------------
1985        14.5%       0.5%        15.0%        15.1%
1986         5.5        8.4         13.9         12.6
1987        -5.5        7.2          1.7          3.1
1988        11.7        7.3         19.0         11.8
1989        11.8        7.0         18.8         18.0
1990        -9.6        6.0         -3.6         -1.6
1991        18.1        6.1         24.2         26.9
1992         6.3        4.2         10.5          8.0
1993         7.1        3.8         10.9         10.6
1994        -4.1        3.9         -0.2         -1.2
1995        23.7        4.9         28.6         23.3
1996        12.0        4.1         16.1         13.6
1997        17.3        3.9         21.2         17.9
1998         9.0        3.4         12.4         11.3
1999         3.7        3.4          7.1         15.8
----------------------------------------------------------

*62.5% average general equity fund, 25% average fixed-income fund and 12.5% average money market fund. See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.

[LINE GRAPH]

CUMULATIVE PERFORMANCE: DECEMBER 31, 1989-DECEMBER 31, 1999
-------------------------------------------------------------------
                        Composite   STAR        Wilshire
                        Fund        Composite   5000        S&P 500
            STAR Fund   Average     Index       Index       Index
198912      10000       10000       10000       10000       10000
199003      9759        9844        9788        9646        9699
199006      10033       10308       10245       10178       10309
199009      8959        9312        9299        8633        8892
199012      9638        9839        9939        9376        9690
199103      10824       11024       11040       10921       11097
199106      10815       11047       11089       10891       11072
199109      11370       11720       11710       11586       11664
199112      11968       12505       12521       12590       12642
199203      12007       12506       12394       12424       12322
199206      12387       12420       12530       12419       12557
199209      12759       12774       12916       12794       12953
199212      13226       13483       13524       13730       13605
199303      13842       13927       14030       14302       14199
199306      14020       14138       14212       14422       14268
199309      14574       14699       14675       15000       14637
199312      14666       14936       14858       15271       14976
199403      14217       14559       14420       14700       14408
199406      14367       14283       14330       14582       14469
199409      14701       14865       14859       15377       15176
199412      14635       14740       14828       15257       15174
199503      15714       15590       15873       16632       16651
199506      16914       16657       17069       18188       18241
199509      18048       17679       18152       19849       19690
199512      18825       18197       18930       20814       20876
199603      19489       18813       19540       21994       21996
199606      19966       19429       20143       22971       22983
199609      20577       19895       20633       23610       23694
199612      21858       20681       21714       25239       25669
199703      22010       20446       21805       25383       26357
199706      24229       22593       24314       29670       30958
199709      26102       24463       26054       32585       33277
199712      26482       32129       26580       33152       34233
199803      28691       34695       28918       37561       39008
199806      29058       34827       29478       38265       40296
199809      26696       31758       27662       33677       36288
199812      29760       31977       31351       40905       44016
199903      30174       32207       32114       42479       46209
199906      32073       34227       33619       45729       49466
199909      30225       33212       32356       42775       46377
199912      31882       31396       36037       50627       53278

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED DECEMBER 31, 1999
                                                      ---------------------------------     FINAL VALUE OF A
                                                      1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------
STAR Fund                                              7.13%       16.85%       12.29%              $31,882
Composite Fund Average*                               15.82        16.33        12.12                31,396
STAR Composite Index**                                14.95        19.44        13.68                36,037
Wilshire 5000 Index                                   23.77        27.11        17.61                50,627
S&P 500 Index                                         21.04        28.56        18.21                53,278
-------------------------------------------------------------------------------------------------------------

*62.5% average general equity fund, 25% average fixed-income fund, and 12.5% average money market fund. Derived from data provided by Lipper Inc.

**62.5% Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, and 12.5% Salomon Smith Barney 3-month Treasury Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 YEARS
                                                 INCEPTION                                --------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
STAR Fund                                        3/29/1985     7.13%        16.85%         7.91%       4.38%        12.29%
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
DECEMBER 31, 1999


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
STAR FUND                                                                                           SHARES          (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.4%)
--------------------------------------------------------------------------------------------------------------------------
STOCK FUNDS (63.1%)
Vanguard Windsor II Fund                                                                          76,111,290   $1,900,499
Vanguard Windsor Fund                                                                             86,537,188    1,312,769
Vanguard Explorer Fund                                                                             7,641,812      524,381
Vanguard PRIMECAP Fund                                                                             8,438,556      523,781
Vanguard Morgan Growth Fund                                                                       18,336,310      420,268
Vanguard U.S. Growth Fund                                                                          9,652,383      420,168
                                                                                                               ----------
                                                                                                                5,101,866
                                                                                                               ----------
BOND FUNDS (25.0%)
Vanguard GNMA Fund                                                                               103,700,712    1,022,489
Vanguard Long-Term Corporate Fund                                                                123,317,078    1,000,102
                                                                                                               ----------
                                                                                                                2,022,591
                                                                                                               ----------
SHORT-TERM BOND FUND (11.3%)
Vanguard Short-Term Corporate Fund Investor Shares                                                86,464,216      910,468
                                                                                                                ---------
MONEY MARKET FUND (1.0%)
Vanguard Prime Money Market Fund Investor Shares                                                  83,902,710       83,903
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
   (COST $6,556,231)                                                                                            8,118,828
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets                                                                                                       29,557
Liabilities                                                                                                       (61,316)
                                                                                                                ----------
                                                                                                                  (31,759)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 444,081,579 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $8,087,069
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $18.21
=========================================================================================================================

*See Note A in Notes to Financial Statements.


----------------------------------------------------------------------------------------------------------------------

 STAR FUND                                                                                     AMOUNT             PER
                                                                                                (000)           SHARE
----------------------------------------------------------------------------------------------------------------------
 AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                            $6,115,622        $13.77
 Overdistributed Net Investment Income                                                          (2,387)         (.01)
 Accumulated Net Realized Gains                                                                411,237           .93
 Unrealized Appreciation--Note D                                                             1,562,597          3.52
----------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                 $8,087,069        $18.21
======================================================================================================================


STATEMENT OF OPERATIONS

This Statement shows the fund's Income Distributions Received from the other Vanguard funds in which it invests. This Statement also shows any Capital Gain Distributions Received from the other funds' realized net gains, Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

------------------------------------------------------------------------------------------------------------------------
                                                                                                               STAR FUND
                                                                                            YEAR ENDED DECEMBER 31, 1999
                                                                                                                   (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Income Distributions Received                                                                             $  259,615
    Interest                                                                                                          24
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note B                                                                                    259,639
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
------------------------------------------------------------------------------------------------------------------------
    Capital Gain Distributions Received                                                                          495,695
    Investment Securities Sold                                                                                    88,869
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                                584,564
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                                       (286,418)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $  557,785
========================================================================================================================


STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     STAR FUND
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                             --------------------------
                                                                                                1999                1998
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                   259,639              247,383
    Realized Net Gain                                                                       584,564              412,556
    Change in Unrealized Appreciation (Depreciation)                                       (286,418)             239,881
                                                                                        --------------------------------
        Net Increase in Net Assets Resulting from Operations                                557,785              899,820
 DISTRIBUTIONS                                                                          --------------------------------
    Net Investment Income                                                                  (263,052)            (246,270)
    Realized Capital Gain                                                                  (172,087)            (412,420)
                                                                                         --------------------------------
        Total Distributions                                                                (435,139)            (658,690)
CAPITAL SHARE TRANSACTIONS(1)                                                            --------------------------------
    Issued                                                                                  716,147              956,647
    Issued in Lieu of Cash Distributions                                                    422,889              642,212
    Redeemed                                                                             (1,257,239)          (1,112,742)
                                                                                         --------------------------------
        Net Increase (Decrease) from Capital Share Transactions                            (118,203)             486,117
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                            4,443              727,247
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                     8,082,626            7,355,379
                                                                                         --------------------------------
    End of Year                                                                          $8,087,069           $8,082,626
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                   38,659               52,426
    Issued in Lieu of Cash Distributions                                                     23,452               35,613
    Redeemed                                                                                (68,056)             (61,339)
                                                                                         --------------------------------
        Net Increase (Decrease) in Shares Outstanding                                        (5,945)              26,700
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. The table also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the fund pays no direct expenses; the fund's share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; the extent to which the fund tends to distribute capital gains; and the portion of capital gains distributions representing the "pass-through" of capital gains distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       STAR FUND
                                                                                YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1999         1998        1997         1996      1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $17.96       $17.38      $15.86       $15.03     $12.61
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .60          .58         .60          .58        .590
    Capital Gain Distributions Received                         1.13          .86        1.06          .63        .435
    Net Realized and Unrealized Gain (Loss) on Investments      (.47)         .70        1.65         1.19       2.550
                                                              -----------------------------------------------------------
        Total from Investment Operations                        1.26         2.14        3.31         2.40       3.575
                                                              -----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.61)        (.58)       (.59)        (.59)      (.590)
    Distributions from Realized Capital Gains                   (.40)        (.98)      (1.20)        (.98)      (.565)
                                                              -----------------------------------------------------------
        Total Distributions                                    (1.01)       (1.56)      (1.79)       (1.57)     (1.155)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $18.21       $17.96      $17.38       $15.86      $15.03
=========================================================================================================================

TOTAL RETURN                                                   7.13%       12.38%      21.15%       16.11%      28.64%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $8,087      $8,083       $7,355       $5,863      $4,842
    Ratio of Total Expenses to Average Net Assets--Note B         0%           0%          0%           0%          0%
    Ratio of Net Investment Income to Average Net Assets       3.21%        3.18%       3.46%        3.71%       4.12%
    Portfolio Turnover Rate                                      10%          16%         15%          18%         13%
=========================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in U.S. stock funds (predominantly large-capitalization value stock funds), 20% to 30% in intermediate- to long-term bond funds, and 10% to 20% in short-term bond and money market funds.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

      1. VALUATION: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

      2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

      4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The fund had no investments in repurchase agreements at December 31, 1999.

      5. OTHER: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The special service agreement provides that Vanguard will reimburse the fund's expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended December 31, 1999, were reimbursed by Vanguard. The fund's Trustees and officers are also Directors and officers of Vanguard and the funds in which the fund invests.

C. During the year ended December 31, 1999, the fund purchased $1,773,146,000 of investment securities and sold $684,000,000 of investment securities other than money market fund and temporary cash investments.

D. At December 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,562,597,000, consisting of unrealized gains of $1,678,716,000 on securities that had risen in value since their purchase and $116,119,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Trustees
of Vanguard STAR Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard STAR Fund (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 31, 2000

--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD STAR FUND

   This information for the fiscal year ended December 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

       The fund distributed $51,636,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 1999, all of which is designated as a 20% rate gain distribution.

       For corporate shareholders, 18.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------


THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------------------------------------------------------------------------
500 Index Fund                          Growth Index Fund*                 Tax-Managed Capital
Aggressive Growth Fund                  Health Care Fund                    Appreciation Fund*
Capital Opportunity Fund                Institutional Index Fund*          Tax-Managed Growth and
Convertible Securities Fund             International Growth Fund            Income Fund*
Emerging Markets Stock                  International Value Fund           Tax-Managed International Fund*
  Index Fund                            Mid-Cap Index Fund*                Tax-Managed Small-Cap Fund*
Energy Fund                             Morgan Growth Fund                 Total International Stock
Equity Income Fund                      Pacific Stock Index Fund              Index Fund
European Stock Index Fund               PRIMECAP Fund                      Total Stock Market Index Fund*
Explorer Fund                           REIT Index Fund                    U.S. Growth Fund
Extended Market Index Fund*             Selected Value Fund                Utilities Income Fund
Global Equity Fund                      Small-Cap Growth Index Fund*       Value Index Fund*
Gold and Precious Metals Fund           Small-Cap Index Fund*              Windsor Fund
Growth and Income Fund                  Small-Cap Value Index Fund*        Windsor II Fund


BALANCED FUNDS
--------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                   LifeStrategy Growth Fund           STAR Fund
Balanced Index Fund                     LifeStrategy Income Fund           Tax-Managed Balanced Fund
Global Asset Allocation Fund            LifeStrategy Moderate              Wellesley Income Fund
LifeStrategy Conservative               Growth Fund                        Wellington Fund
  Growth Fund


BOND FUNDS
--------------------------------------------------------------------------------------------------------------
Admiral Intermediate-Term               Intermediate-Term Corporate Fund    Short-Term Corporate Fund*
  Treasury Fund                         Intermediate-Term Tax-Exempt        Short-Term Federal Fund
Admiral Long-Term Treasury Fund          Fund                               Short-Term Tax-Exempt Fund
Admiral Short-Term Treasury Fund        Intermediate-Term Treasury Fund     Short-Term Treasury Fund
GNMA Fund                               Limited-Term Tax-Exempt Fund        State Tax-Exempt Bond Funds
High-Yield Corporate Fund               Long-Term Bond Index Fund            (California, Florida,
High-Yield Tax-Exempt Fund              Long-Term Corporate Fund              Massachusetts, New Jersey,
Insured Long-Term Tax-Exempt            Long-Term Tax-Exempt Fund             New York, Ohio, Pennsylvania)
 Fund                                   Long-Term Treasury Fund             Total Bond Market Index Fund*
Intermediate-Term Bond                  Preferred Stock Fund
  Index Fund                            Short-Term Bond Index Fund


MONEY MARKET FUNDS
--------------------------------------------------------------------------------------------------------------
Admiral Treasury Money                  State Tax-Exempt Money Market       Tax-Exempt Money Market Fund
  Market Fund                            Funds (California, New Jersey,     Treasury Money Market Fund
Federal Money Market Fund                New York, Ohio, Pennsylvania)
Prime Money Market Fund*


VARIABLE ANNUITY PLAN
--------------------------------------------------------------------------------------------------------------
Balanced Portfolio                       High-Grade Bond Portfolio              Money Market Portfolio
Diversified Value Portfolio              High Yield Bond Portfolio              REIT Index Portfolio
Equity Income Portfolio                  International Portfolio                Short-Term Corporate Portfolio
Equity Index Portfolio                   Mid-Cap Index Portfolio                Small Company Growth Portfolio
Growth Portfolio


*Offers Institutional Shares.

  For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box
                       2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

       Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

       Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

       The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN C. BOGLE * (1967) Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN * (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN * (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY * (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL * (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. * (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL * (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. * (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON * (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY * Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS * Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON * Legal Department.

ROBERT A. DiSTEFANO * Information Technology.

JAMES H. GATELY * Individual Investor Group.

KATHLEEN C. GUBANICH * Human Resources.

IAN A. MacKINNON * Fixed Income Group.

F. WILLIAM McNABB, III * Institutional Investor Group.

MICHAEL S. MILLER * Planning and Development.

RALPH K. PACKARD * Chief Financial Officer.

GEORGE U. SAUTER * Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600


All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q560-02/10/2000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.